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                                                                   EXHIBIT 10.24

                                    MORTGAGE

        THIS MORTGAGE is made the 29th day of May, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation (the "Agent"), on the one hand, and, on the other hand, STORMEDIA INCORPORATED, a Delaware corporation (the "Mortgagor").

WHEREAS:

(A) The Mortgagor is the registered holder of 2 ordinary shares in the capital of Stormedia International Ltd. (the "Cayman Company"), a company incorporated in the Cayman Islands.

(B) By a certain Loan and Security Agreement dated 29th May, 1998 (the "Loan Agreement") between the Mortgagor, the Agent, and Akashic Memories Corporation, a California corporation ("Akashic"), the Agent has agreed to lend money to the Mortgagor and Akashic.

(C) The Mortgagor has agreed to secure its obligations under the Loan Agreement by entering into this Mortgage.

NOW THIS DEED WITNESSETH as follows:

1.      Interpretation

        In this agreement:

        "Mortgage" means this agreement;

        "Shares" means the 2 ordinary shares of the Cayman Company registered in the name of the Mortgagor together with any additional shares, rights, moneys or property included therein pursuant to Clause 2.3 or 2.4 below.

        Capitalised terms not otherwise defined in this Mortgage shall have the meaning given to them in the Loan Agreement.

2.      Mortgage

2.1. In consideration of the Agent agreeing to make loans to the Mortgagor pursuant to the Loan Agreement, the Mortgagor, as legal owner, hereby transfers the Shares to the Agent as a first priority continuing security to be held subject to the terms hereof and the Loan Agreement.


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2.2.    The Mortgagor represents and warrants to the Agent that the Shares are within the Mortgagor's own disposition and control and free from any restriction on transfer and any mortgage, lien, legal or equitable charge, security or other encumbrance. The Mortgagor further represents and Warrants that (i) the Shares represent 100% of the issued and outstanding capital of the Cayman Company and (ii) that the Shares are fully paid, duly issued and non-assessable. The Mortgagor undertakes not to sell (nor agree or attempt to sell), transfer, assign, charge or encumber the Shares or any part of them other than as provided herein or as contemplated by Clause 3 below.

2.3. If at any time any additional shares of the Cayman Company are issued to, deposited with or transferred to the Mortgagor, in addition to the Shares at that time the subject of this Mortgage, such shares shall be deemed to be part of the Shares and shall thereupon be transferred by the Mortgagor to the Agent so that the Mortgage created under Clause 2.1 above and the other terms of this Mortgage (including the representation, warranty and undertaking in Clause 2.2 above) shall apply to such additional shares.

2.4. The Mortgage created under Clause 2.1 above and the other terms of this Mortgage (including the representation, warranty and undertaking in Clause 2.2 above) shall extend to, and the Shares shall include, all dividends payable after the date hereof on any of the Shares and all rights, moneys or property accruing or offered at any time by way of redemption, conversion, repurchase, bonus issue, rights issue or howsoever in respect of any of the Shares.

2.5.    The Mortgage hereby created shall:

2.5.1.         be a first priority continuing security:

2.5.2. not be discharged or affected by any failure of, or defect in any agreement given by or on behalf of the Mortgagor in respect of any Obligations nor by any legal limitation, or lack of any powers of the Mortgagor or lack of authority of any person appearing to be acting for the Mortgagor in any manner in respect of the Obligations or by any other facts or circumstances (whether known or not to the Mortgagor or to the Agent) as a result of which any Obligations may be rendered illegal, void or unenforceable by the Agent.

2.5.3. remain binding on the Mortgagor notwithstanding any amalgamation, reconstruction, re-organization, merger, transfer by way of continuation, sale or transfer by or involving the Mortgagor or its assets or the Agent or its assets and for this purpose, this Mortgage and all rights conferred on the Agent hereunder may be assigned or transferred by the Agent accordingly; and



                                       2.
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2.5.4.         be additional and without prejudice to any other security which the Agent may hold from time to time.

3.      Further Assurance

        If so requested by the Agent, by way of security as herein provided, the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, mandates, assignments, deeds and other documents as the Agent may require to perfect its claim to the Shares to vest the Shares in the Agent (or its nominees) and to exercise (or enable its nominees to exercise) any rights and powers attaching to the Shares or to give effect to the transfer under Clause 2.1, the provisions of Clause 2.3 and 2.4 and any sale or disposal under Clause 5 below.

4.      Calls and Dividends

4.1. Any dividends, interest or other moneys or property hereby mortgaged which are received by the Mortgagor after the date hereof shall be held in trust for the Agent and shall forthwith be paid, transferred or delivered to the Agent.

5.      Remedies on Default

5.1. Upon the occurrence of any Event of Default pursuant to Section 8 of the Loan Agreement, the Agent may without further notice, sell or dispose of all or any part of the Shares in such manner and for such consideration (whether payable or deliverable immediately or by installments) as it may, in its absolute discretion, think fit.

5.2. The Agent shall apply the proceeds of sale in accordance with the terms of the Agreements. The Agent may give a good discharge for any moneys received in exercise of such power of sale or disposal and for any rights, moneys or property receivable in respect of the Shares.

5.3. The Mortgagor shall have no right or claim against the Agent in respect of any loss on such sale or in respect of any matter or thing done by the Agent in accordance with the provisions of this Mortgage however caused and whether or not a better price could or might have been obtained on any sale of the Shares or any of them.

6.      Certification

        A certificate by an officer of the Agent as to the amount of any Obligations shall be conclusive.

7.      Attornment



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        By way of security, the Mortgagor irrevocably appoints the Agent and any person nominated in writing under the hand of any officer of the Agent as the Mortgagor's attorney, in its name and on its behalf so execute, seal and deliver any conveyance, mortgage, assignment, transfer renunciation or other deed which may be required or deemed proper in the absolute discretion of the Agent, for any of the purposes of this Mortgage.

8.      Notices

8.1. Each communication to be made hereunder shall be made in the manner and upon the conditions set forth in the Loan Agreement.

8.2. Each communication or document to be made or delivered by one person to another pursuant to this Mortgage shall be made or delivered to that party at its address set forth in the Loan Agreement.

8.3. Each communication and document made or delivered by one part to another pursuant to this Mortgage shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

9.      Counterparts

        This Mortgage may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument. The facsimile signature hereof for and on behalf of any party hereto shall be accepted as an original signature hereof for and on behalf of such party.

10.     Equity of Redemption

        Upon payment and satisfaction of the Obligations, the Agent shall forthwith, at the cost of the Mortgagor, deliver up and retransfer or reassign to the Mortgagor the Shares, all certificates representing the Shares, all forms of transfer and all other property for the time being held by or on behalf of the Agent forming part of the security hereby created and the Agent undertakes to execute and deliver or cause to be executed and delivered all such deeds, acts and things as shall be necessary to release the Shares and all other property forming part of the security hereby created.

11.     Law and Jurisdiction



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        This Mortgage shall be governed by and construed in accordance with
        Cayman Islands law. The Agent and the Mortgagor hereby irrevocably submit to the non-exclusive jurisdiction of the Cayman Islands Courts.

IN WITNESS WHEREOF this Mortgage has been executed by the Mortgagor and the Agent the day and year first above written.


SIGNED for and on behalf of
STORMEDIA INCORPORATED,
a Delaware corporation



/s/
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/s/
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WITNESS


SIGNED for and on behalf of
FOOTHILL CAPITAL CORPORATION,
a California corporation



/s/
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/s/
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WITNESS






                                       5.